



CASCADE BANCORP

2006 D.A. Davidson & Co. Investor Conference

May 10, 2006





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Forward Looking Information

Information and data contained in this presentation that are not historical facts constitute forward looking statements, which involve significant risks and uncertainties. Cascade Bancorp and F&M Holding Company intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of invoking the safe harbor provisions. These forward-looking statements include, but are not limited to, statements relating to: (1) the benefits of the proposed merger of Cascade Bancorp and F&M Holding Company, including projected future financial and operating results, estimated cost savings and accretion to Cascade Bancorp's projected earnings per share that may be realized from the merger and (2) Cascade Bancorp and F&M Holding Company plans, objectives, and expectations. Forward-looking statements are generally identifiable by the use of words such as "believe," "expect," "anticipate," "estimate," "project," "plan," or similar expressions. The ability of Cascade Bancorp to predict results or the actual effect of future plans and strategies is uncertain and actual results may differ from those predicted. Cascade Bancorp undertakes no obligation to update these forward-looking statements in the future.

Factors which could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements include, but are not limited to, difficulties or delays in completing the acquisition of F&M Holding Company, difficulties in the integration or delays in the data processing conversion which may affect Cascade Bancorp's ability to achieve anticipated cost savings related to the operation of the acquired banking offices of F&M Holding Company, higher than expected costs related to the F&M Holding Company transaction, unanticipated changes in interest rates, deteriorating economic conditions which could result in increased delinquencies in Cascade Bancorp's or F&M Holding Company loan portfolio, changes in any purchase accounting adjustments and/or amortization periods, legislative or regulatory developments, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of Cascade Bancorp's or F&M Holding Company's loan or investment portfolios, demand for loan products, secondary mortgage market conditions, deposit flows, competition, demand for financial services and residential real estate in Cascade Bancorp and F&M Holding Company market area, unanticipated slowdowns in real estate lot sales or problems in closing pending real estate contracts, delays in real estate development projects, and changes in accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

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CACB OVERVIEW:

A Compelling Core Holding

- Sustained High Performance
- Leading Bank in Growth Markets
- Accretive Potential in New Markets



CACB OVERVIEW:

Sustained High Performance

	COMPOUND GROWTH	
Sustained Growth	**3 year**	**5 year**
Loan Growth	28.2%	24.0%
Deposit Growth	28.5%	24.4%
Earnings Per Share Growth	19.8%	22.4%
Shareholder Return		
Stock Price Appreciation	38.8%	32.9%
Cash Dividend Growth	16.3%	18.7%



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CACB Overview:

Total Return on $100

(as of 12/31/05)

$100 INVESTED IN 1994 NOW $2,744

11-YEAR COMPOUND ANNUAL GROWTH OF 39%



$2,800
2,600
2,400
2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
$0
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SNL NASDAQ BANK INDEX
NASDAQ TOTAL US
RUSSELL 2000
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

NOTE: SINCE CASCADE BANCORP INITIAL NASDAQ LISTING IN JANUARY, 1994, INCLUDING DIVIDEND REINVESTMENT.

CACB:

Key Strategies

1. Banking Strong Markets
2. Impact Bankers
3. Top Tier Technology



KEY STRENGTHS:

Banking Strong Markets

Serving Premier NW Growth Markets

Central Oregon (11 branches)

- 97th percentile rate of population growth

Southern Oregon (5 branches)

- 95% percentile rate of population growth

Portland/Salem, OR (5 branches)

- 97% / 93% percentile population growth

Boise/Treasure Valley, ID (11 branches)

- 98% percentile rate of population growth



KEY STRENGTHS:

Banking Strong Markets


2000-2010
Projected Population Growth by County
60%
50%
40%
30%
20%
10%
0%
47.4%
19.9%
19.5%
18.2%
16.9%
12.9%
9.0%
53.7%
29.1%
13.9%
12.8%
Deschutes, OR
Crook, OR
Jackson, OR
Marion, OR
Polk, OR
Josephine, OR
Multnomah, OR
Canyon, ID
Ada, ID
Payette, ID
USA
CACB Markets
F&M Markets

Source: SNL Financial LC

KEY STRENGTHS:

Banking Strong Markets


"Growth footprint among Top 3 Banks in Nation(1)"
Expected Population CAGR
Deposit Weighted (2005-2010) (2)
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Pro Forma Cascade 3.0%
Horizon Financial Corp. 1.8%
Columbia Bancorp 1.7%
Washington Banking Co. 1.7%
West Coast Bancorp 1.7%
Heritage Financial Corp. 1.5%
PremierWest Bancorp 1.4%
Regional Average (1) 1.4%
Frontier Financial Corp. 1.3%
Umpqua Holdings Corp. 1.2%
Cascade Financial Corp. 1.2%
CityBank 1.2%
Sterling Financial Corp. 1.2%
AmericanWest Bancorp 1.2%
National Average 1.2%
Banner Corp. 1.2%
Columbia Banking System 1.2%
Pacific Continental Corp. 1.0%
Cowlitz Bancorp 1.0%

(1) Projected population CAGR by MSA, weighted by bank deposits 2005-2010; Includes all public banks assets $2B - 10B (ex-M&A targets); Source SNL Financial LC / ESRI

(2) NW publicly traded banks in WA, ID, OR;

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Key Strengths:

Impact Bankers

Impact Bankers

- Customer & Market Knowledge
- Reputation & Longevity
- Decision Making Authority
- Leadership in Community

Employer of Choice

- Adding Impact Bankers in New Markets
- Retaining Impact Bankers in All Markets
- Top 20 Best Places to Work in Oregon

OREGON BUSINESS 100 BEST COMPANIES 2005

KEY STRATEGY:

Top-Tier Technology

- Longstanding Commitment to Top-Tier Technology
- Advanced IT Banking Services
  - Treasury Management
  - Internet, Image, CD Statements, etc.
- Highly Competitive Product Set
  - Flexible Platform for New Product Introduction

Sustained Performance

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SUSTAINED PERFORMANCE:

Total Assets



24.5% 5YR COMPOUND GROWTH
($ Millions)
$348
$423
$489
$578
$735
$1,005
$1,270
1999
2000
2001
2002
2003
2004
2005

SUSTAINED PERFORMANCE:

Loan & Deposit Growth

Compound Growth

Loans: 24.0%

Deposits: 24.4%



1,200
1,100
1,000
900
800
700
600
500
400
300
$1,132
$1,116
Loans
Deposits
2000
2002
2003
2004
2005
Q1-06

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SUSTAINED PERFORMANCE:

Core Deposits

96th Percentile in Non-interest Bearing Deposits


Time
7%
MMA/SAV
43%
DDA
50%

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SUSTAINED PERFORMANCE:

Loan Portfolio

EXPANDING C & I LENDING

YE 2001


Const/Dev
28%
CRE
41%
Other
14%
Commercial
17%

Q1 2006


CRE
38%
Const/Dev
24%
Other
8%
Commercial
30%

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SUSTAINED PERFORMANCE:

Consistently Strong Credit Quality

Loans Delinquent > 30 DAYS


1.00%
0.75%
0.50%
0.25%
0.00%
0.57%
0.43%
0.17%
0.04%
0.02%
0.02%
0.01%
2000
2001
2002
2003
2004
2005
Q1 '06

SUSTAINED PERFORMANCE:

Consistently Strong Credit Quality

NPA / Assets


0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
2000
2001
2002
2003
2004
2005
Q1 06
Peer
CACB

Peer: NWPEERS Banks: 700M - 3B

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SUSTAINED PERFORMANCE:

EPS Growth

5 Year EPS CAGR 20%


'07
Consensus Estimate
$1.60
12.7% YOY
'06
Consensus Estimate
$1.42
10.1% YOY
'05
$1.29
38.7% YOY *
'04
$0.93
'03
$0.86

* 2005 includes non-recurring state tax rebate $.03 EPS

SUSTAINED PERFORMANCE:

First Quarter 2006

	Mar 2006	Mar 2005	% Change
Loans ($ mill)	$1,132	$902	25.5%
Deposits ($ mill)	$1,116	$905	23.3%
Net Income ($ mill)	$ 5.9	$ 4.5	31.2%
Earnings Per Share	$0.34	$0.26	29.6%
Net Interest Margin	5.85%	5.71%	n/m

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SUSTAINED PERFORMANCE:

Peer Analysis

Outperforming Peers - Q1 2006

	CACB	PEER*	CACB Advantage
ROA	1.90%	1.31%	45%
ROE	22.7%	13.2%	72%
Asset Growth	27.3%	4.1%	++
Deposit Growth	23.3%	(1.2)%	++
NIM	5.85%	5.05%	16%
Efficiency	47.19%	61.29%	23%

* Peer: NW Banks: 700M – 3B (Peer data from Q4 ’05)

Risk Management

Real Estate Concentration

Reflecting the Strong Economies in Markets Served


Commercial
30%
CRE
38%
Other
8%
Const/Dev
24%

RISK MANAGEMENT

Housing / Real Estate Prices

Comparative Median Home Prices

CACB Market	% of Large Metro Average ($411,000)* 2000	2005	Median
Bend	70%	75%	$308,000
Medford (S. Oregon)	60%	63%	$257,000
Salem	56%	47%	$194,100
Portland	72%	63%	$256,600
Boise	50%	42%	$172,500
Average CACB Market	62%	58%	$237,600

* Average of L.A., S.F., Seattle, Portland, Las Vegas, Phoenix

RISK MANAGEMENT:

Stable Net-Interest Margin


8%
7%
6%
5%
4%
3%
CACB Margin
Prime Rate
Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006

RISK MANAGEMENT:

Stable Net Interest Margin

Update:

CORE DEPOSITS – Mitigate Interest Rate Risk

- 41% Non-Interest Bearing
- Only 7% Time CDs

LOANS - Balanced Re-Pricing Profile

- 41.1% Floating Rate
- 41.9% Adjustable Rate
- Only 17% Fixed Rate



F&M Acquisition

F&M ACQUISITION:

Comparison

Unaudited Financial Metrics at 3/31/06

($ millions)	CACB	F&M	Combined*
Loans	**$1,132**	**$494**	**$1,621**
Securities	**$64**	**$108**	**$172**
Total Assets	**$1,351**	**$654**	**$2,043**
Total Deposits	**$1,116**	**$482**	**$1,598**

* See Forward Looking Statement: Q1 2006 pro forma unaudited combined financial information is illustrative only, assumes certain purchase accounting adjustments yet to be calculated or audited.



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F&M ACQUISITION:

Comparison

Unaudited Financial Metrics at 3/31/06

	CACB	F&M	Combined
> 30 Day Delinquent / Loans	.01%	.63%	.18%
NPA / Loans	Nil	.17%	.05%
Net Interest Margin	5.85%	5.25%	Lower by 20 to 25 bp
Equity	Well Capitalized	Well Capitalized	Well Capitalized
Net Income Q1 2006*	$5.9 mill.	$2.2 mill	$7.6 mill*

* See Forward Looking Statement: Q1 2006 pro forma unaudited combined financial information is illustrative only, assumes (.5m) quarterly net impact of purchase accounting adjustments as yet to be computed or audited; assumes no cost savings or synergy

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F&M ACQUISTION:

Strategic Opportunity

Expansion in High Growth Markets

- Complements Cascade's strategy of banking only high growth markets
- Scale of Boise market leverages growth opportunity
- Positioned for sustainable organic growth

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F&M ACQUISITION:

Strategic Opportunity

Expansion in High Growth Markets:

DEPOSIT MARKET

At June 2005	Deschutes (Central OR) (1)	Boise Market(2)
Deposit Market	$2.0 Billion	$4.9 Billion
Deposit Market CAGR(3)	96th Percentile	96th Percentile
Big Bank Share(4)	42%	63%
Deposit Market Share	CACB = 33.4%	F&M = 5.9%

(1)Deschutes County, OR
(2) Ada County, ID
(3) 2000-2004
(4) Includes USBk, WFC, WAMU, Key, BAC etc. @ 6/05

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F&M ACQUISITION:

Strategic Opportunity

Expansion in High Growth Markets:

LENDING MARKET

June 2005 YTD (Annualized)	Deschutes (Central OR) (1)	Boise Market[2]
Construction & CRE Market	$1.4B	$2.4B
Big Bank Share[3]	29.3%	44.5%
Market Share	CACB = 14.2%	F&M = 5.1%

(1)Deschutes County, OR
(2) Ada County, ID
(3) Includes WFC, USB, BAC, RBC, GE etc.

F&M ACQUISITION:

Strategic Opportunity

Complementary Operating Models

- Excellent strategic and cultural fit
- Emphasis on people, local decision making and responsiveness to customers
- Experienced in-market bankers
- Strong community presence and brands



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F&M ACQUISITION:

Strategic Opportunity

Manageable Execution Risk

- F&M bankers enthusiastic about combination
- Retain Farmers & Merchants name in Idaho market
- Conservative cost savings (10%)
- Revenue enhancements not included in merger model

F&M ACQUISITION:

F&M Profile

Summary F&M Market Share by County

Idaho County	Branch Count	Total F&M Dep. in Market ($mm)	Market Share Rank	Market Share	% of F&M Total Deposits
Ada [1] (Boise, Meridian, Kuna)	7	$288.8	5	5.9%	63.1%
Canyon [2] (Nampa, Caldwell)	3	121.9	4	10.9	26.6
Payette [3] (Fruitland)	1	47.1	1	25.1	10.3
	11	457.8			100.0%

[1] Top 5: US Bancorp (23.3%), Wells Fargo (22.0%), KeyCorp (10.0%), Bank of America (6.0%), **F&M (5.9%)**

[2] Top 5: Wells Fargo (20.7%), Home Federal (16.9%), US Bancorp (13.4%), **F&M (10.9%)**, Washington Federal (9.0%)

[3] Top 5: **F&M (25.1%)**, Intermountain Comm. (17.6%), Wells Fargo (14.9%), US Bancorp (14.0%), KeyCorp (12.4%)

Source: SNL Financial LC. Financial Data as of 6/30/05.

F&M ACQUISITION:

Shared Strengths

Complementary Loan Mix


Consumer
8%
C & I
30%
CRE
38%
Construction
24%

CACB - Loans


Consumer
9%
C & I
30%
CRE
36%
Construction
25%

Combined - Loans

F&M ACQUISITION:

Shared Strengths

Complementary Deposit Mix



Time
7%
Non-Int
Checking
41%
MMDA &
Sav
44%
NOW
8%

CACB - Deposits



Time
13%
Non-Int
Checking
36%
MMDA &
Sav
38%
NOW
13%

Combined - Deposits

At 3/31/06

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F&M ACQUISITION:

Integration Priorities

- Attract and retain bankers
- Retain and grow profitable relationships
- Maintain earnings momentum
- Complete conversion with minimal customer disruption
- Realize synergies / Revenue Enhancements

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CACB:

2006 Priorities

Increase Shareholder Value

1. **Successful integration of F&M**
2. **Leverage growth opportunities in Idaho market**
3. **Double-digit growth in Oregon markets**





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